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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 28, 2000
                         ------------------------------


                          BRUNSWICK TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                      Maine
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                 (State or Other Jurisdiction of Incorporation)


        0-22089                                         01-0405052
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(Commission File Number)                    (I.R.S. Employer Identification No.)



  43 Bibber Parkway, Brunswick, Maine                       04011
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (207) 729-7792
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS

                                    FORM 8-K

                                 April 28, 2000



Item                                                               Page
----                                                               ----

Item 5.      Other Events                                            2

Item 7.      Financial Statements and Exhibits                       2

Signature                                                            3

Exhibits                                                             E-1



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ITEM 5.  OTHER EVENTS.

     On April 28, 2000, the Company filed a press release, the text of which is appended as an Exhibit to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit
            No.                                      Title
         -------                                     -----

           99                               April 28, 2000 Press Release.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brunswick Technologies, Inc.



Dated:  April 28, 2000                 By: /s/ Martin S. Grimnes
                                           -------------------------------------
                                           Martin S. Grimnes
                                           Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX
                                  -------------


Exhibit
   No.                                  Title
-------                                 -----

   99                             April 28, 2000 Press Release.